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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                       Date of Report: September 17, 2002

                        MCKENZIE BAY INTERNATIONAL, LTD
             (Exact name of registrant as specified in its charter)



             Delaware                  000-49690          51-0386871
    (State or other jurisdiction      (Commission        (IRS Employer
         of incorporation)            File Number)     Identification No.)



                  3362 Moraine Drive, Brighton, Michigan 48114
                    (Address of principal executive offices)


              Registrant's telephone number, including area code:
                                 (810) 220-5948


                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         As of September 11, 2002, the Board of Directors of the Registrant McKenzie Bay International, Ltd. approved the dismissal of Zaritsky Penny LLP-Chartered Accountants, London, Ontario, Canada as the Company's independent auditors and the engagement of KPMG LLP as the Company's independent accountants. The reports of Zaritsky Penny LLP on the financial statements of the Company as of and for the fiscal years ended September 30, 2001 and September, 30, 2000 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.


         During the McKenzie Bay International, Ltd.'s fiscal years ended September 30, 2001 and September 30, 2000 and reports up to September 11, 2002, there were no disagreements between the Company (and its Subsidiary) concerning any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Zaritsky Penny LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.




         The Company and its Subsidiary did not consult with KPMG LLP during the Company's fiscal years ended September 30, 2001 and September 30, 2000 and subsequent period through August 31, 2002 on the application of accounting principles to a specified transaction; the type of opinion that might be rendered on the Company's financial statements; any accounting, auditing or financial reporting issue; or any item that was either the subject of a disagreement or a reportable event as defined in Item 304 of Regulation S-B.

          The Company provided Zaritsky Penny LLP with a copy of the disclosures contained herein and has filed as an exhibit hereto the response of Zaritsky Penny LLP to the disclosures set forth in this section.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (a)         Financial statements of business acquired:  Not applicable

    (b)         Pro forma financial information:  Not applicable

    (c)         Exhibits:


No.             Exhibit



16.1 Letter of Zaritsky Penny LLP- Chartered Accountants, dated September 26, pursuant to Section 304(a)(3) of Regulation S-B of the rules and regulations of the Securities and Exchange Commission.


Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           McKenzie Bay International, Ltd.

                                   By: /s/ Gary Westerholm
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                                           Gary Westerholm
                                           President

Date: September 26, 2002